Fourth Quarter 2022 Earnings Conference Call February 28, 2023 Exhibit 99.2

2 Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements.

3 Overview 2022 Best year for Delek US Shareholder friendly Unlocking value and cost initiatives update Tyler Refinery turnaround Record Logistics financial performance Tyler Refinery, Tyler, TX

4 4th Quarter Highlights $ Millions (except per share) Adjusted Net Income per share $0.88 Adjusted EBITDA $221 Adjustments $243 Shareholder Distributions* $104 *includes dividends and share repurchases

5 4th Quarter Adjusted EBITDA 4Q22 vs 4Q21 ($MM) $182 $91 $8 $(60) 4Q22 Adjusted EBITDA $33 $185 $23 $(2) $(18) $221 4Q21 Adj. EBITDA Refining Logistics Retail Corporate 4Q22 Adj. EBITDA $— $50 $100 $150 $200 $250 $300

6 4th Quarter Consolidated Cash Flow ($MM) *includes cash and cash equivalents $1,154 $(291) $(112) $90 $841 9/30/2022 Cash Balance Operating Activities Investing Activities Financing Activities 12/31/2022 Cash Balance $— $200 $400 $600 $800 $1,000 $1,200 $1,400

7 Capital Expenditures $ Millions 2022 2023 Est. Refining $ 138 $ 202 Logistics 131 81 Retail 34 31 Corporate/Other 40 36 Delek Total $ 343 $ 351 2023 Capital Expenditures Drivers 10% 68% 22% Regulatory Sustaining Growth

8 1st Quarter 2023 Outlook $ Millions (except throughput) Low High Consolidated Operating Expenses $180 $190 Consolidated G&A $90 $95 Consolidated Depreciation and Amortization $80 $85 Net Interest Expense $55 $60 Total Crude Throughput (barrels per day) 250,000 260,000

9 Supplemental Slides

10 2022 Consolidated Cash Flow ($MM) *includes cash and cash equivalents $857 $722 $728 $(297) $(306) $(626) $(236) $842 12/31/2021 Cash Balance Operating Cash Flow (excluding working capital) Financing Activities Working Capital Investing Activities 3 Bear Return to Shareholders 12/31/2022 Cash Balance $— $500 $1,000 $1,500 $2,000 $2,500

11 11 Reconciliation of U.S. GAAP Income (Loss) per share to Adjusted Net Income (Loss) Per Share Three Months Ended December 31, $ per share (unaudited) 2022 2021 As Adjusted (1) (Unaudited) Reported diluted loss per share $ (1.73) $ (0.18) Adjusting items, after tax (per share) (2) (3) Net inventory LCM valuation (benefit) loss (0.19) 0.08 Other inventory impact (4) 2.17 (0.64) El Dorado refinery fire net losses, net of related recoveries — 0.04 Business interruption insurance recoveries (4) (0.06) (0.10) Total unrealized hedging (gain) loss where the hedged item is not yet recognized in the financial statements 0.55 (0.06) Restructuring costs (4) 0.14 — Total adjusting items (2) 2.61 (0.68) Adjusted net income (loss) per share $ 0.88 $ (0.86) (1) Adjusted to reflect the retrospective change in accounting policy from LIFO to FIFO for certain inventories. (2) The adjustments have been tax effected using the estimated marginal tax rate, as applicable. (3) For periods with Adjusted net loss, per share amounts are presented using basic weighted average shares outstanding. (4) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section the Q4 2022 Earnings Release.

12 12 Reconciliation of Net Income (Loss) attributable to Delek to Adjusted EBITDA Three Months Ended December 31, $ in millions (unaudited) 2022 2021 As Adjusted (1) Reported net income (loss) attributable to Delek $ (118.7) $ (13.4) Add: Interest expense, net 62.6 36.7 Income tax expense (benefit) (43.6) (3.0) Depreciation and amortization 77.8 69.0 EBITDA attributable to Delek (21.9) 89.3 Adjusting items Net inventory LCM valuation (benefit) loss (17.2) 8.2 Other inventory impact (2) 193.6 (61.6) Business Interruption insurance recoveries (2) (5.2) (9.9) El Dorado refinery fire losses, net of related insurance recoveries — 4.0 Unrealized hedging (gain) loss where the hedged item is not yet recognized in the financial statements 50.1 (5.5) Restructuring costs (2) 12.5 — Net income attributable to non-controlling interest 9.0 8.3 Total Adjusting items 242.8 (56.5) Adjusted EBITDA $ 220.9 $ 32.8 (1) Adjusted to reflect the retrospective change in accounting policy from LIFO to FIFO for certain inventories. (2) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section of the Q4 2022 Earnings Release.